SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                    AMENDMENT TO APPLICATION OR REPORT FILED

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                           FIRST MEDICAL GROUP, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its

CURRENT REPORT DATED AS OF DECEMBER 4, 1998 on Form 8-K as set forth in the pages attached hereto;

 (List all such items, financial statements, exhibits or other portions amended)

             Item 4 is amended to add the response letter of BDO Seidman, LLP attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FIRST MEDICAL GROUP, INC.
                                                       (Registrant)

JANUARY 8, 1999                                      By  /S/ DENNIS A. SOKOL
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                                                         Dennis A. Sokol
                                                         President
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                                BDO SEIDMAN, LLP

                                                           December 14, 1998

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on December 10, 1998, to be filed by our former client, First Medical Group, Inc. We agree with the statements made in response to that
Item insofar as they relate to our Firm.

                                                Very truly yours

                                                /S/ BDO SEIDMAN LLP
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                                                BDO Seidman, LLP